                                 EXHIBIT 99.3


                           EMPLOYEE MATTERS AGREEMENT


         This Employee Matters Agreement, (the "Employee Agreement") is entered into as of this 9th day of June, 2000, by and between Northrop Grumman Corporation, a Delaware corporation ("Seller") and VAC Acquisition Corp. II, a Delaware corporation ("Buyer"). Seller and Buyer are sometimes hereinafter collectively referred to as the "Parties."

                              W I T N E S S E T H:

         WHEREAS, Seller and Buyer have entered into an Asset Purchase Agreement (the "Purchase Agreement") dated as of the 9th day of June, 2000, relating to the purchase by Buyer of a portion of the business and assets, and the assumption of certain related liabilities (collectively, the "Business") of Seller's Integrated Systems and Aerostructures Sector; and

         WHEREAS, the Purchase Agreement contemplates the execution and delivery of this Employee Agreement; and

         NOW, THEREFORE, the Parties, intending to become legally bound, hereby agree as follows:

                                    SECTION 1

                                   Definitions
                                   -----------
         For the purposes of this Employee Agreement, the following capitalized terms shall have the meanings assigned to them below. Capitalized terms not defined below shall have the meanings ascribed to them in the Purchase Agreement.

         1.1 "Business Employees" shall mean as of the Closing Date all persons who are employed on such date by Seller or a Sold Subsidiary and assigned by Seller or a Sold Subsidiary pursuant to the Seller's or Sold Subsidiary's ongoing payroll practice to the Business, including each person so employed and assigned who is on disability (but still on the payroll), and any person so employed on an approved leave of absence, and any person so employed on layoff with recall rights and any person listed on Schedule 1(a) as a Shared Service Employee.

         1.2 "Retired Business Employees" shall mean as of the Closing Date all persons (a) who are not active employees of Seller but who have a defined benefit pension accrual under either (i) the Northrop Grumman Commercial Aircraft Division Salaried Retirement Plan portion of the Northrop Grumman Pension Plan, (ii) the Grumman Pension Plan portion of the Northrop Grumman Pension Plan, but only if such accrual is attributable solely to service with the former Grumman Aerostructures business (designated Entity 58 by Seller) ("Entity 58"), (iii) the Northrop Grumman Commercial Aircraft Division Hourly Retirement Plan, and/or (iv) the Northrop Grumman Commercial Aircraft Division Protective Services Retirement Plan, but not under any other Seller defined benefit pension plan; or (b) who are receiving retiree medical benefits pursuant to either (i) the Northrop Grumman Commercial Aircraft Division Salaried Health Care Plan (Retiree Health Program only), (ii) the Northrop Grumman Commercial Aircraft Division Hourly Health Care Plan, or (iii) the Grumman Corporation Group Health and
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Life Plan (Retiree Health Care and Insurance Program only), and, in the case of this clause (iii), who terminated employment with Seller while assigned to Entity 58.

                                    SECTION 2

                     General Employment Terms and Conditions
                     ---------------------------------------

         2.1 Buyer shall offer employment to each Business Employee actively at work on the Closing Date and shall honor any obligation to reemploy any Business Employee who is not actively at work on the Closing Date due to leave of absence (including without limitation disability leave or military leave) or layoff with recall rights. Seller agrees to provide to Buyer, in a complete, diligent and timely manner, all relevant information as Buyer may reasonably request with respect to compensation, service, and other information relating to the employment of the Business Employees. Buyer shall also after the Closing Date offer employment to any Shared Service Employee not listed on Schedule 1(a) but whom Seller and Buyer mutually agree after the Closing Date shall be treated as a Business Employee ("Delayed Business Employees") and such person(s) shall, except as expressly provided herein, be treated as Business Employees for all purposes hereunder.

         2.2 Except as provided herein, as of the Closing Date, Business Employees and Retired Business Employees and their beneficiaries and dependents shall cease to participate in all Seller Plans. Except as provided herein, Buyer shall not assume sponsorship, maintenance or administration of any Seller Plan or any Employee Benefit Plan or Employee Benefit Arrangement that is not a Seller Plan or receive or assume any assets or liabilities in connection with any such plan. Notwithstanding the foregoing, all Delayed Business Employees shall cease participation in all Seller Plans as of their respective dates of actual transfer to Buyer (in each case, an "Applicable Transfer Date").

         2.3 Buyer shall have established as of the Closing Date compensation and employee benefit plans or arrangements (or shall have designated existing plans or arrangements) which, for at least 24 months following the Closing Date, provide each Business Employee who continues to be employed by Buyer and is not a member of a collective bargaining unit or is not covered by a collective bargaining agreement with at least the same salary or hourly wage rate as in effect immediately prior to the Closing Date, or Applicable Transfer Date, and with other compensation and employee benefits which are comparable in the aggregate to those provided under the Seller Plans covering such individual immediately prior to the Closing Date, or Applicable Transfer Date. Buyer shall have established or designated as of the Closing Date employee benefit plans or arrangements which, for at least 24 months following the Closing Date, provide each Retired Business Employee who is not a member of a collective bargaining unit or is not covered by a collective bargaining agreement with retiree benefits (including without limitation retiree health and life insurance coverage) which are comparable in the aggregate to those provided under the Seller Plans covering such individual immediately prior to the Closing Date. For purposes of this Section 2.3, compensation and employee benefits shall not include compensation and employee benefits pursuant to any stock option, stock purchase, phantom stock, restricted stock, stock appreciation right, or other stock-based or equity-based compensation plan, program or arrangement.

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         2.4  From and after the Closing Date, or Applicable Transfer Date,
Buyer shall, and shall cause its affiliates and successors to, provide credit under Buyer's plans to Business Employees and Retired Business Employees for their service with Seller and its predecessors and affiliates for purposes of determining eligibility to participate, vesting, and eligibility to retire (but not for purposes of benefit accrual), to the same extent that such service was recognized under the Seller Plans that most closely resemble such Buyer plans. For purposes of such Buyer plans, Buyer shall recognize all amounts applied to deductibles, co-payments and out-of-pocket maximums with respect to Business Employees and Retired Business Employees under the Seller Plans during the plan year in which the Closing Date occurs, and will not impose any limitations on coverage for pre-existing conditions other than such limitations as were applicable under the Seller Plans which most closely resemble such Buyer plans.

         2.5 Effective as of the Closing Date, Buyer shall assume the collective bargaining agreements disclosed on Schedule 4.7 to the Purchase Agreement. Promptly after the date hereof, Seller shall advise each union which is a party to such collective bargaining agreements of such proposed assumption.

                                    SECTION 3

                      Qualified Defined Contribution Plans
                      ------------------------------------

         3.1 Prior to the Closing Date, Seller shall take all actions as are necessary to provide that all persons who are neither Business Employees nor Retired Business Employees shall cease accruing benefits under the Northrop Grumman Integrated Systems & Aerostructures Represented Employee Savings and Investment Plan in respect of periods following the Closing Date. Effective as of the Closing Date, Buyer shall assume the sponsorship of the Northrop Grumman Integrated Systems & Aerostructures Represented Employee Savings and Investment Plan and in connection therewith shall assume all responsibility for the administration of such plan and its assets and liabilities with respect to Business Employees and Retired Business Employees. Buyer shall arrange effective as of the Closing Date to enter into appropriate agreements or modify existing agreements with trustees and other vendors providing services to this plan; provided, how ever, that Seller shall use its reasonable efforts to cause such trustees and vendors to continue to provide services to such plan until December 31, 2001 (or such earlier date as Buyer shall determine) on substantially the same terms and conditions as such services were provided to such plan immediately prior to the Closing Date. As soon as practicable after the Closing Date but effective as of the Closing Date, Buyer and Seller shall cause such plan to transfer to one or more other defined contribution plans maintained by Seller (the "Seller Defined Contribution Plans"), in a manner consistent with Code Section 414(l), assets and liabilities attributable to persons who are neither Business Employees nor Retired Business Employees but who do have account balances under such plan, and Buyer shall have no obligation or liability with respect thereto. Such transfer of assets to the Seller Defined Contribution Plans is subject to the receipt by Buyer of, and no such transfer shall be made unless Buyer has received: (i) evidence reasonably satisfactory to it that Seller has timely completed all governmental filings or submissions needed in order for the Seller Defined Contribution Plans to receive a transfer of assets from the Northrop Grumman Integrated Systems & Aerostructures Represented Employee Savings and Investment Plan and (ii)(A) a current and valid IRS qualification letter with respect to the Seller Defined Contribution Plans, or

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(B) a representation by Seller that the Seller Defined Contribution Plans are designed to so qualify and that Seller shall timely make all filings necessary to obtain such qualification and make any and all necessary amendments on a retroactive basis to the Seller Defined Contribution Plans as are required by the Internal Revenue Service to obtain such qualification.

         3.2 All Business Employees as of the Closing Date, or Applicable Transfer Date, shall be fully vested in their account balances under the Northrop Grumman Savings and Investment Plan ("SIP") and Business Employees and Retired Business Employees shall be entitled to either (i) an immediate distribution of their account balances in accordance with the terms of such plan and pursuant to Section 401(k)(l0)(A)(ii) or (iii) of the Code, (ii) maintain such amounts in the SIP in accordance with its terms, or (iii) transfer their respective account balances (including any unpaid participant loans and Seller common stock held in such accounts) directly to one or more defined contribution plans established or designated by Buyer (each, a "Buyer Savings Plan") each of which is designed and intended to qualify under Code Section 401(a). As soon as practicable after the Closing Date, Buyer shall seek a favorable Internal Revenue Service determination letter that each Buyer Savings Plan, as organized, satisfies all qualification requirements under Section 401(a) of the Code, and Buyer shall make any and all necessary amendments on a retroactive basis to the Buyer Savings Plans as are required by the Internal Revenue Service to issue such determination letter. In the event that, pursuant to clause (iii) above, any Business Employee or Retired Business Employee elects to transfer his or her account balance to a Buyer Savings Plan (collectively, the "Transferred Savings Plan Accounts"), then Seller shall cause the trustees of the SIP to transfer to the trustees or other funding agent of such Buyer Savings Plan, in the case of each electing Business Employee and Retired Business Employee, the assets (including but not limited to Seller securities) allocated to the account of each such person under SIP, such amount to be established as an account balance or accrued benefit of such individual under the Buyer Savings Plan. Each such transfer shall comply with Section 414(1) of the Code and the requirements of ERISA and the regulations promulgated thereunder and no such transfer shall be made until Buyer provides to Seller a copy of a favorable IRS determination letter for each Buyer Savings Plan or a representation by Buyer that it has commenced its undertaking, described above, to seek a determination letter for each Buyer Savings Plan. Notwithstanding the foregoing, as of the Closing Date, Buyer shall, at Seller's direction, administer unpaid participant loans under SIP outstanding as of the Closing Date and, until such time as all of the affected participant's SIP account is transferred to the applicable Buyer Savings Plan, remit to SIP the collected loan repayments. The Transferred Savings Plan Accounts shall be valued as of the date on which the transfer is made, which value shall include the earnings, gains and losses, appreciation and depreciation of the investment funds in which the accounts are invested through the date on which the transfer is made. Except with respect to the Transferred Savings Plan Accounts, (a) Buyer shall have no liability or obligation with respect to benefits accrued under the SIP nor shall Buyer be responsible for any other obligation or liability under the SIP, and (b) Seller shall retain and shall be solely responsible for any and all liabilities and obligations whatsoever under the SIP (including with respect to Business Employees or Retired Business who do not elect to transfer their account balances to a Buyer Savings Plan pursuant to clause (iii) above). Treatment of any Business Employees as terminated in connection with the SIP shall not necessarily be determinative for purposes of any other Seller Plan.

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         3.3  Effective as of the Closing Date, Buyer shall establish or designate a defined contribution retirement plan comparable to SIP in which Business Employees who were eligible to participate in SIP immediately prior to the Closing Date may be eligible to participate.

         3.4 Notwithstanding the foregoing, Seller shall be responsible for all liabilities incurred by Seller or Buyer as a direct result of any failure of the SIP to be qualified under Section 401(a) of the Code.

                                    SECTION 4

                         Qualified Defined Benefit Plans
                         -------------------------------

         4.1 Prior to the Effective Time, Seller shall take all actions as are necessary to provide that all persons who are neither Business Employees nor Retired Business Employees shall cease accruing benefits under the Northrop Grumman Commercial Aircraft Division Hourly Retirement Plan and the Northrop Grumman Commercial Aircraft Division Protective Services Retirement Plan (the "CAD Pension Plans") as of the Effective Time. Effective as of the Closing Date, Buyer shall assume the sponsorship of the CAD Pension Plans and in connection therewith shall assume all responsibility for the administration of such plans and their assets and liabilities with respect to Business Employees and Retired Business Employees. Buyer shall be responsible for all contributions to these plans accrued after the Closing Date. Buyer shall arrange effective as of the Closing Date to enter into appropriate agreements or modify existing agreements with trustees and other vendors providing services to those plans; provided, however, that Seller shall use its reasonable efforts to cause such trustees and vendors to continue to provide services to such plans until December 31, 2001 (or such earlier date as Buyer shall determine) on substantially the same terms and conditions as such services were provided to the CAD Pension Plans immediately prior to the Closing Date. As soon as practicable after the Closing Date but effective as of the Closing Date, Seller and Buyer shall cause the CAD Pension Plans to transfer to one or more other defined benefit plans maintained by Seller (the "Seller Defined Benefit Plans"), in a manner consistent with Code
Section 414(l) and using the assumptions set forth in Schedule 4.1, assets and liabilities (plus an appropriate share of earnings) attributable to persons who are neither Business Employees nor Retired Business Employees but who did accrue benefits under such plans, and Buyer shall have no obligation or liability with respect thereto; provided that, in the case of each plan, if the liabilities attributable to such employees account for less than 3 percent of the total assets of the plan as of the Closing Date, Section 414(l) shall be applied without an allocation under ERISA Section 4044 and the assumptions used shall be those set forth in Schedule 4.2. Such transfer of assets to the Seller Defined Benefit Plans is subject to the receipt by Buyer of, and no such transfer shall be made unless Buyer has received: (i) evidence reasonably satisfactory to it that Seller has timely completed all governmental filings or submissions needed in order for the Seller Defined Benefit Plans to receive a transfer of assets from the CAD Pension Plans and (ii)(A) a current and valid IRS qualification letter with respect to the Seller Defined Benefit Plans, or (B) a representation by Seller that the Seller Defined Benefit Plans are designed to so qualify and that Seller shall timely make all filings necessary to obtain such qualification and make any and all necessary amendments on a retroactive basis to the Seller Defined Benefit Plans as are required by the Internal Revenue Service to obtain such qualification.

         4.2  (a)  Establishment of Buyer Pension Plan. Buyer shall, effective
                   -----------------------------------
as of the Closing Date, establish a defined benefit plan (or designate an existing defined benefit plan of Buyer), intended to qualify under Section 401(a) of the Code (such new or existing defined benefit plan of Buyer being referred to herein as "Buyer Pension Plan") to provide benefits to Business Employees and Retired Business Employees who immediately prior to the Closing Date had accrued any benefit under the Northrop Grumman Pension Plan (the "Seller Pension Plan"). Each Business Employee or Retired Business Employee so participating in the Seller Pension Plan prior to the Closing Date shall thereupon become a participant in the Buyer Pension Plan; except that Delayed Business Employees shall cease participation in the Seller Pension Plan and commence participation in the Buyer Pension Plan on an Applicable Transfer Date.

              (b)  Initial Transfer of Assets. Not later than 120 days after the
                   --------------------------
Closing Date and subject to the requirements of Section 4.2(d) being satisfied, Seller shall cause an initial transfer of assets and liabilities from the Seller Pension Plan to the Buyer Pension Plan. The value of the assets of the Seller Pension Plan to be so transferred shall be at least 90 percent of an estimate of the "CAS Amount." The "CAS Amount" is defined as the assets allocated with respect to the Business Employees and Retired Business Employees under Seller's accounting procedures to implement the segment accounting requirements of Cost Accounting Standard CAS 413-50(c), and specifically CAS 413-50(c)(7). The CAS Amount so defined shall equal the sum of amounts attributable to each of the following five portions of the Seller Pension Plan (each, a "Heritage Plan"), as indicated in clauses (i), (ii), (iii), (iv) and (v) below:

              (i) An amount equal to the market value of assets of the Northrop Grumman Retirement Plan portion of the Seller Pension Plan, multiplied by a fraction the numerator of which is the actuarial accrued liability attributable to Business Employees under the Northrop Grumman Retirement Plan portion of the Seller Pension Plan and the denominator of which is the actuarial accrued liability of all participants in the Northrop Grumman Retirement Plan portion of the Seller Pension Plan.

              (ii) An amount equal to the market value of assets of the Grumman Pension Plan portion of the Seller Pension Plan, multiplied by a fraction the numerator of which is the actuarial accrued liability attributable to Business Employees and Retired Business Employees under the Grumman Pension Plan portion of the Seller Pension Plan and the denominator of which is the actuarial accrued liability of all participants in the Grumman Pension Plan portion of the Seller Pension Plan.

              (iii) An amount equal to the market value of assets of the Northrop Grumman Commercial Aircraft Division Salaried Retirement Plan portion of the Seller Pension Plan, multiplied by a fraction the numerator of which is the actuarial accrued liability attributable to Business Employees and Retired Business Employees under the Northrop Grumman Commercial Aircraft Division Salaried Retirement Plan portion of the Seller Pension Plan and the denominator of which is the actuarial accrued liability of all participants in the Northrop Grumman Commercial Aircraft Division Salaried Retirement Plan portion of the Seller Pension Plan.

              (iv) An amount equal to the market value of assets of the Northrop Grumman Retirement Plan--Rolling Meadows Site portion of the Seller Pension Plan,

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multiplied by a fraction the numerator of which is the actuarial accrued liability attributable to Business Employees and Retired Business Employees under the Northrop Grumman Retirement Plan--Rolling Meadows Site portion of the Seller Pension Plan and the denominator of which is the actuarial accrued liability of all participants in the Northrop Grumman Retirement Plan--Rolling Meadows Site portion of the Seller Pension Plan.

              (v) An amount equal to the market value of the assets of the Northrop Grumman Electronic Sensors & Systems Sector Nonrepresented Employees Pension Plan portion of the Seller Pension Plan, multiplied by a fraction the numerator of which is the actuarial accrued liability attributable to Business Employees and Retired Business Employees under the Northrop Grumman Electronic Sensors & Systems Sector Nonrepresented Employees Pension Plan portion of the Seller Pension Plan and the denominator of which is the actuarial accrued liability of all participants in the Northrop Grumman Electronic Sensors & Systems Sector Nonrepresented Employees Pension Plan portion of the Seller Pension Plan.

For the above purposes, the assets are measured as of the last day of the month preceding the Closing Date. The market value of assets for each of the above Heritage Plans takes into account the result of employing an asset allocation convention for those Heritage Plans. The funding convention requires that assets of the Seller Pension Plan be used to fund any underfunded Heritage Plan pension liabilities. This convention will be used to allocate pension assets for unfunded liabilities that are determined for the period from January 1, 2000 through the Closing Date (the "Period"). The assets allocated to an underfunded Heritage Plan are equal to the pension costs measured in accordance with CAS 412, Cost Accounting Standard for Composition and Measurement of Pension Cost, for the Period. The funding convention is carried out by allocating a pro rata
                                                                      --------
share of the actuarial surplus (defined as the excess of the market value of assets over the actuarial accrued liability) from each overfunded Heritage Plan to provide assets to underfunded Heritage Plans. The Heritage Plan pension costs measured in accordance with CAS 412 include: (1) the normal cost of the Period;
(2) an amortized part of any unfunded actuarial liability; (3) an adjustment for actuarial gains and loss; and (4) appropriate interest adjustments for the Period.

         The actuarial accrued liability shall be determined utilizing the entry age normal cost method and assumptions set forth in Schedule 4.2 and, for both the numerators and denominators in (i) through (v), above, based on the January 1, 2000 valuation completed by Seller's actuary in accordance with the requirements of CAS, including the expected change in the actuarial accrued liability projected due to additional service, benefits paid and interest for the Period. The actuarial liability so calculated shall cover all benefits (including ancillary benefits) accrued under the Seller Pension Plan by the Business employees and Retired Business Employees. For purposes of this initial transfer the CAS Amount shall be computed without regard to Delayed Business Employees. The assets of the Seller Pension Plan to be transferred to the Buyer Pension Plan both under the initial transfer and under any adjustment pursuant to Section 4.2(c) hereof, shall be in the form of cash and other assets (excluding Seller securities) reasonably representative of the Seller Pension Plan investment portfolio as a whole but without regard to Seller securities, and Buyer shall cause the Buyer Pension Plan to accept such transfer and, to the extent of the assets so transferred, to assume all obligations for benefits (including ancillary benefits) accrued under the Seller Pension Plan by the Business Employees and Retired Business Employees.

        (c)   Subsequent Adjustments
              ----------------------

              (i) Seller shall cause its enrolled actuary to determine reasonably and in good faith as soon as practicable but in any case within twelve (12) months following the Closing Date, the actual CAS Amount (taking into account Delayed Business Employees) and an amount equal to 130 percent of the present value of accrued benefits attributable to Business Employees and Retired Business Employees calculated as current liability pursuant to the principles of Code Section 412(c)(7)(B) as of the last day of the month preceding the Closing Date using an interest rate (the "Rate") as defined in the next sentence and the other assumptions set forth in Schedule 4.2 (the "Guaranteed Amount"). The Rate shall be 105 percent of the weighted average of the rates of interest on 30-year Treasury securities during the 4-year period ending on the last day of the month preceding the Closing Date as permitted by Code Section 412(b)(5)(B)(ii).

              (ii) If the actual CAS Amount exceeds the Guaranteed Amount, then not later than 45 days following the determination of the actual CAS Amount and Guaranteed Amount, either Seller shall cause a transfer of assets from the Seller Pension Plan to the Buyer Pension Plan equal to the amount, if any, by which the actual CAS Amount exceeds the initial transfer, or Buyer shall cause a transfer of assets from the Buyer Pension Plan to the Seller Pension Plan equal to the amount by which the initial transfer exceeds the CAS Amount, if any. If the Guaranteed Amount exceeds the actual CAS Amount then not later than 45 days following the determination of the actual CAS Amount and Guaranteed Amount, then either Seller shall cause a transfer of assets from the Seller Pension Plan to the Buyer Pension Plan equal to the amount, if any, by which the Guaranteed Amount exceeds the initial transfer, or Buyer shall cause a transfer of assets from the Buyer Pension Plan to the Seller Pension Plan equal to the amount, if any, by which the initial transfer exceeds the Guaranteed Amount.

              (iii) Any amounts to be transferred between the plans more than one day following the Closing Date in satisfaction of the of this Section 4.2 shall include investment gains or losses from the day preceding the Closing Date, as follows:

              (A) With respect to the period from the day preceding the Closing Date to and including the date of the initial transfer of assets hereunder ("Initial Transfer Date"), investment gains and losses shall mean the aggregate net investment experience of the transferor plan during such period; and

              (B) With respect to the period from the Initial Transfer Date to and including the day preceding the date of payment of any adjustment under clause (ii), investment gains and losses shall mean interest credited during such period at the interest rate assumption specified in Schedule 4.2 regardless of the actual investment experience of the assets of the transferor plan.

        (d)  Requirements  of Transfer.  The total amount transferred from the
             -------------------------
Seller Pension Plan to the Buyer Pension Plan under this Section 4.2 shall in no event be less than that required under Code Section 414(l) using the assumptions set forth in Schedule 4.2. Further, notwithstanding any provision in the Purchase Agreement or this Employee Agreement to the contrary, each transfer of assets from the Seller Pension Plan is subject to the receipt by Seller of, and no such transfer shall be made unless Seller has received: (i) evidence reasonably satisfactory to it that Buyer has timely completed all governmental filings or submissions needed in order for the Buyer Pension Plan to receive a transfer of assets from the Seller Pension Plan and (ii)(A) a current and valid IRS qualification letter with respect to the Buyer Pension Plan, or (B) a representation by Buyer that the Buyer Pension Plan is designed to qualify and that Buyer shall timely make all filings necessary to obtain such qualification and make any and all necessary amendments on a retroactive basis to the Buyer Pension Plan as are required by the Internal Revenue Service to obtain such qualification. In no event shall any transfer from the Seller Pension Plan be made prior to the lapse of thirty (30) days after Seller files a complete Form 5310A; provided that Seller shall cause such filing to be made within 90 days of the Closing Date.

          (e) Notwithstanding the foregoing, Seller shall be responsible for all liabilities incurred by Seller or Buyer as a result of any failure of the Seller Pension Plan to be qualified under Section 401(a) of the Code.

          (f) Seller hereby represents and warrants to Buyer that the assumptions set forth in Schedule 4.2 are the same assumptions that are utilized for the preparation and presentation of Seller's public financial statements; except that (i) the assumptions for current liability do not apply to the preparation of public financial statements, and (ii) there is no assumption in
Schedule 4.2 for the annual rate of increase in the indexed limits on plan compensation and maximum benefits inasmuch as such rate is irrelevant to CAS and ERISA calculations, but the rate used for such purposes in Seller's public financial reporting is 3.5 percent.

                                   SECTION 5

                  Welfare Benefit Plans other than Severance
                  ------------------------------------------

     5.1 Seller shall be responsible in accordance with its applicable welfare plans in effect prior to the Closing Date for all medical and similar claims for expenses incurred prior to the Closing Date, or Applicable Transfer Date, by Business Employees and Retired Business Employees and their dependents. Reimbursement of said employees and their dependents for medical and similar expenses associated with such claims (including claims submitted on behalf of disabled employees and their dependents) shall be determined in accordance with the terms of Seller's medical and similar programs as in effect immediately prior to the Closing Date. Seller shall terminate coverage of Business Employees and Retired Business Employees and their dependents effective for claims for expenses incurred on and after the Closing Date, or Applicable Transfer Date. Effective as of the Closing Date, Buyer shall be responsible in accordance with its applicable welfare plans in effect on and after the Closing Date for all medical and similar claims for expenses incurred on and after the Closing Date, or Applicable Transfer Date (including, but not limited to, responsibility for post-retirement medical and dental claims), by Business Employees and Retired Business Employees and their dependents; provided, that Buyer's medical and similar programs shall provide sufficient medical and dental coverage so that Seller and its affiliates shall have no obligation to provide "COBRA" continuation coverage to Business Employees or Retired Business Employees under
Section 4980B(f) of the Code.

     5.2 Effective as of the Closing Date, Buyer shall be responsible for all long-term and short term disability income benefits payable in respect of claims asserted on or after the Closing Date, or Applicable Transfer Date, for Business Employees or Retired Business Employees who become disabled on or after the Closing Date, or Applicable Transfer Date, as the case may be. Seller shall be responsible for all long-term and short-term disability income benefits payable in respect of claims asserted by Business Employees or Retired Business Employees who become disabled before the Closing Date.

     5.3 Effective as of the Closing Date, Buyer shall be responsible for all life insurance claims (including post-retirement life insurance claims) of Business Employees and Retired Business Employees and their dependents for losses incurred by such employees or dependents on and after the Closing Date, or Applicable Transfer Date, under group life, travel and accident, and accidental death and dismemberment insurance policies. Seller shall be responsible solely for claims for such losses incurred prior to the Closing Date, or Applicable Transfer Date.

     5.4 Effective as of the Closing Date, Buyer shall establish a cafeteria plan (or designate an existing plan) subject to Code Section 125 with features which are comparable to those contained in Seller's cafeteria plan applicable to Business Employees immediately prior to the Closing Date. Effective as of the Closing Date, Buyer shall, pursuant to such Buyer cafeteria plan, assume responsibility for administering all benefit or reimbursement claims of Business Employees and Retired Business Employees, in respect to calendar year 2000, whether arising before, on or after the Closing Date, or Applicable Transfer Date, under the cafeteria plan applicable to such individuals at such time. Seller shall cause to be transferred to Buyer an amount in cash equal to the sum of all contributions to the various reimbursement accounts under Seller's cafeteria plan prior to the Closing Date, or Applicable Transfer Date, reduced by the sum of all claims paid with respect to such accounts prior to the Closing Date, or Applicable Transfer Date (regardless of whether the amount paid to any participant exceeded such participant's reimbursement account balance), and by any amount accrued as a liability in respect of such plan on the Closing Statement of Assets and Liabilities.

                                   SECTION 6

                              Supplemental Plans
                              ------------------

     6.1 Effective as of the Closing Date, Buyer shall establish or otherwise make available as soon as practicable thereafter one or more nonqualified plans (the "Buyer Supplemental Plans") in which Business Employees and Retired Business Employees shall be eligible to participate on terms which are comparable to those applicable to Business Employees and Retired Business Employees immediately prior to the Closing Date under the Seller Plans set forth on Schedule 6 attached hereto (the "Seller Supplemental Plans"). Effective as of the Closing Date, Buyer shall assume, under the Buyer Supplemental Plans, all liabilities and obligations with respect to Business Employees and Retired Business Employees under the Seller Supplemental Plans incurred prior to the Effective Time. Subject to Section 2.3 hereof, Buyer may, in its discretion, modify or terminate the Buyer Supplemental Plans at any time following the Closing Date.

     6.2 No termination of a Business Employee's employment shall be deemed to occur for purposes of the Buyer Supplemental Plans as a result of any actions taken pursuant to this Employee Agreement or otherwise as a result of the consummation of the transactions contemplated by the Purchase Agreement, provided that the Business Employee remains continuously employed by Buyer or an affiliate of Buyer immediately after the Effective Time.

                                   SECTION 7

                  Severance, Retention and Similar Agreements
                  -------------------------------------------

     Effective as of the Closing Date, Buyer shall assume and be responsible for the Relocation Agreement between Paul Coco (assuming Mr. Coco accepts employment with Buyer in connection with the closing of the transaction contemplated by the Purchase Agreement) and Northrop Grumman Corporation dated April 28, 2000, and the Special Severance Agreements and the Retention Incentive Bonus Agreements for the following Business Employees (assuming the employee accepts employment with Buyer in connection with the closing of the transaction contemplated by the Purchase Agreement):

          Vernon Broomall
          Stephen A. Davis
          William R. LePoint
          William J. McKenna
          Judith W. Northup
          Tommy D. Risley
          Erich G. Smith
          Mark A. Tucker
          W. B. White, Jr.


                                    SECTION 8

                              Workers' Compensation
                              ---------------------

     Seller currently sponsors a program that provides workers compensation benefits for eligible Business Employees and Retired Business Employees ("Seller's Workers Compensation Program"). Seller shall be responsible for all claims for workers compensation benefits which are incurred prior to the Closing Date, or Applicable Transfer Date, by such Business Employees or Retired Business Employees that are payable under the terms and conditions of Seller's Workers Compensation Program, and Buyer shall have no obligation or liability with respect thereto. Effective as of the Closing Date, Buyer shall take all necessary and appropriate action to adopt or designate a workers compensation program which shall cover the Business Employees or Retired Business Employees covered by such Seller program ("Buyer's Workers Compensation Program"). Buyer's Workers Compensation Program shall be responsible for all claims for benefits which are incurred from and after the Closing Date, or Applicable Transfer Date, by Business Employees or Retired Business Employees that are payable under the terms and conditions of Buyer's Workers Compensation Program. For purposes of this Section 8, a claim for workers compensation benefits shall be deemed to be incurred when the first event giving rise to the claim occurs.

                                   SECTION 9

                                   WARN Act
                                   --------

     Seller agrees to provide any required notice under the Worker Adjustment and Retraining Notification Act, as amended (the "WARN Act"), and any similar statute, and otherwise to comply with any such statute with respect to any "plant closing" or "mass layoff" (as defined in the WARN Act) or similar event affecting Business Employees or Retired Business Employees and occurring prior to the Closing Date. Seller shall indemnify and hold harmless Buyer with respect to any liability under the WARN Act or similar statute arising from the actions or inactions of Seller prior to the Closing Date. Buyer agrees to provide any required notice under the WARN Act, and any similar statute, and otherwise to comply with any such statute with respect to any plant closing or mass layoff or similar event affecting Business Employees or Retired Business Employees and occurring on or after the Closing Date. Buyer shall indemnify and hold harmless Seller with respect to any liability under the WARN Act or similar statute arising from the actions or inactions of Buyer on or after the Closing Date.

                                  SECTION 10

                                    Payroll
                                    -------

     Seller and Buyer agree that, with respect to Business Employees who accept employment with Buyer upon the Closing Date, or Applicable Transfer Date, they will take the position that they respectively meet the definitions of "predecessor" and "successor," each as defined in Revenue Procedure 96-60 and IRS Regulation Section 31.3121(a)(1)-1(b). Absent a mutual agreement with respect to Procedure 96-60, Seller shall supply to Buyer, with respect to all Business Employees who accept employment with Buyer upon the Closing Date, or an Applicable Transfer Date, all cumulative payroll information as of the Closing Date, or Applicable Transfer Date, that Buyer shall reasonably request in order to employ IRS Regulation Section 31.3121(a)(1)-1(b).

                                  SECTION 11

                             Vacation and Sick Pay
                             ---------------------

     Buyer shall assume responsibility for accrued vacation and sick pay attributable to Business Employees as of the Closing Date, or Applicable Transfer Date, to the extent such amounts are accrued as a liability on the Closing Statement of Assets and Liabilities.

                                  SECTION 12

                                 Miscellaneous
                                 -------------

     12.1 (a)  Further Agreements. Each Party shall be responsible for its own
               ------------------
expenses incurred before, on or after the Closing Date that are attributable to the costs of disposing of the Seller Plans and establishing of plans by Buyer pursuant to this Employee Agreement.

           (b) The Parties agree to reasonably cooperate and to respond to reasonable requests for information to implement the terms of this Employee Agreement

     12.2  No Third Party  Beneficiaries. This Employee Agreement and any
           -----------------------------
Schedule attached hereto are for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person or entity, other than the parties hereto and such assigns, any legal or equitable rights hereunder

     12.3  No Right to Continued Employment.  Nothing contained in this Employee
           --------------------------------
Agreement shall confer upon any Business Employee any right with respect to continuance of employment by Buyer, nor shall anything herein interfere with the right of Buyer to terminate the employment of any Business Employee at any time, with or without cause, or, except as expressly provided herein, restrict Buyer in the exercise of its independent business judgment in modifying any of the terms and conditions of the employment of the Business Employees..

     12.4  Severability.  If any provision of this Employee Agreement or
           ------------
Schedules hereto, or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

     12.5  Governing Law. To the extent not governed by federal law, this
           -------------
Employee Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

     12.6  Schedules Attached To Employee Agreement.  The Schedules attached to
           ----------------------------------------
this Employee Agreement are incorporated herein by reference as though fully set forth herein.

     12.7  Entire Agreement.  This Employee Agreement and the Schedules attached
           ----------------
hereto contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior oral and written agreements and understandings relating to such subject matter.

     12.8  Order of Precedence.  The parties agree that if any terms of this
           -------------------
Employee Agreement conflict with terms in the Purchase Agreement, the terms of this Employee Agreement shall govern with respect to the resolution of such conflict.

     12.9  Counterparts.  This Employee Agreement may be executed in one or more
           ------------
counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

     12.10 Notices.  All notices or other communications required or permitted
           -------
to be given hereunder shall be in writing and shall be delivered by hand or sent prepaid telex, cable or telecopy, or sent, postage prepaid, by registered, certified or express mail, or reputable overnight courier service and shall be deemed given when so delivered by hand, telexed, cabled or telecopied, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:

                           (i)      if to Buyer, to:

                                    VAC Acquisition Corp. II
                                    c/o The Carlyle Group
                                    1001 Pennsylvania Ave., N.W.
                                    Washington, D.C. 20004
                                    Attention:  Alan Holt
                                    Telephone:  (202) 347-2626
                                    Telecopier: (202) 347-9250

                                    with a copy to:

                                    Latham & Watkins
                                    885 Third Avenue, Suite 1000
                                    New York, NY 10022-4802
                                    Attention:  R. Ronald Hopkinson
                                    Telephone:  (212) 906-1200
                                    Telecopier: (212) 751-4864

                           (ii)     if to Seller, to:

                                    Office of General Counsel
                                    Northrop Grumman Corporation
                                    1840 Century Park East
                                    Los Angeles, California 90067
                                    Telephone:  (310) 201-3000
                                    Telecopier: (310) 556-4556

                                    with a copy to:

                                    Gibson, Dunn & Crutcher LLP
                                    333 South Grand Avenue
                                    Los Angeles, California 90071
                                    Attention:  Andrew E. Bogen, Esq.
                                    Telephone:  (213) 229-7159
                                    Telecopier: (213) 229-7520

     12.11 Descriptive Headings.  The Section and clause headings of this
           --------------------
Employee Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Employee Agreement.

     12.12 Expenses. Except as otherwise provided elsewhere in this Employee
           --------
Agreement, all fees, costs and expenses incurred in connection with this Employee Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

     12.13 Amendments.  No amendment to this Employee Agreement shall be
           ----------
effective unless it shall be in writing and signed by the parties hereto.

     12.14 Assignment.  This Employee Agreement and the rights and obligations
           ----------
hereunder shall not be assignable or transferable by either party other than by operation of law or in connection with a merger or sale of substantially all the assets of such party without the prior written consent of the other, which consent will not be unreasonably withheld; provided, however, that no assignment shall limit or affect assigning party's obligations hereunder.

     12.15 Termination. This Employee Agreement shall terminate and be of no
           -----------
force or effect in the event the Purchase Agreement is terminated prior to the Closing.

     IN WITNESS WHEREOF, Seller and Buyer have each caused this Employee Agreement to be duly signed and delivered to the other parties.


                                   SELLER



                                   By:    /s/
                                          -------------------------------------
                                   Title: Corporate Vice President & Treasurer
                                          -------------------------------------



                                   BUYER

                                   By:    /s/
                                   Title: Managing Director